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                                                                    EXHIBIT 99.5

                                                                       EXECUTION

                             SUBSERVICING AGREEMENT

     This SUBSERVICING AGREEMENT dated as of October 1, 2006 (this "Agreement"), is by and between Ocwen Loan Servicing, LLC, a Delaware limited liability company (together with any successor in interest, the "Servicer") and Aegis Mortgage Corporation, a Delaware corporation (the "Subservicer").

                                   WITNESSETH:

     WHEREAS, Schedule I attached hereto and made a part hereof identifies a pool of conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (collectively, the "Mortgage Loans") conveyed by Aegis Asset Backed Securities Corporation (the "Depositor") to Aegis Asset Backed Securities Trust 2006-1 (the "Trust" or the "Issuer"), pursuant to the terms of a transfer and servicing agreement (the "Transfer and Servicing Agreement") dated as of October 1, 2006, a copy of which is attached hereto as Exhibit A, among the Issuer, the Depositor, Aegis REIT Corporation, as seller, Wells Fargo Bank, N.A., as master servicer and administrator (in such capacity, the "Administrator"), the Servicer and Deutsche Bank National Trust Company, as indenture trustee (the "Indenture Trustee") and as custodian;

     WHEREAS, the parties to this Agreement intend that, effective as of the Closing Date, the Mortgage Loans shall be serviced by the Subservicer on behalf of the Servicer pursuant to the provisions of Section 3.2 of the Transfer and Servicing Agreement;

     NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions.

     Aegis Subservicing Fee: With respect to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Aegis Subservicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.

     Aegis Subservicing Fee Rate: With respect to each Mortgage Loan, 0.485% per annum.

     LBB: Lehman Brothers Bank, FSB or its permitted successors and assigns under the Subservicing Advance Agreement.

     Ocwen Servicing Fee: With respect to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Ocwen Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.

     Ocwen Servicing Fee Rate: With respect to each Mortgage Loan, 0.015% per annum.
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     Subservicer Event of Default: Either of (a) any one of the events, conditions or circumstances enumerated in Section 7.1(a) of the Transfer and Servicing Agreement; provided that references to "Servicer" in such Section shall be deemed to be references to "Subservicer" for the purposes of this Agreement, or (b) receipt of notice from LBB of the occurrence of an Event of Default (as defined in the Subservicing Advance Agreement) under the Subservicing Advance Agreement.

     Subservicer Termination Event: A Subservicer Termination Event shall have occurred if either (a) the Delinquency Rate for any month exceeds [[20.00]]% or
(b) Cumulative Realized Losses incurred from the Cut-off Date through the last day of the related Collection Period, expressed as a percentage of the Cut-off Date Balance as of any date exceeds [[7.75]]%.

     Subservicing Advance Agreement: The subservicing advance agreement between LBB and Aegis Mortgage Corporation dated as of October 30, 2006, as the same may be amended from time to time.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Transfer and Servicing Agreement.

     Section 2. Subservicing of Mortgage Loans.

     (a) The Subservicer shall service the Mortgage Loans from and after the Closing Date in accordance with the servicing provisions of Article III of the Transfer and Servicing Agreement and pursuant to the Servicing Standard, and provide the reports required under Sections 4.4 and 4.5 of the Transfer and Servicing Agreement, in all cases, in the same manner and subject to the same terms as if the Subservicer were the "Servicer" under the Transfer and Servicing Agreement. The duties and obligations of the Subservicer shall include all of the duties and obligations to be fulfilled and performed by the Servicer in the ordinary course of servicing the Mortgage Loans, such as, by way of illustration and not limitation, collection of payments and other recoveries, payment of taxes and insurance premiums, reporting and remitting, all at the time and in the manner prescribed in the Transfer and Servicing Agreement; provided, however, that copies of any and all reports, statements and notifications that the Subservicer shall be required to provide or deliver in accordance with the servicing provisions of Article III and Article IV of the Transfer and Servicing Agreement shall simultaneously be delivered to the Servicer; and provided, further, that copies of confirmations of any and all payments or remittances that the Subservicer shall be required to pay or remit in accordance with the servicing provisions of Article III of the Transfer and Servicing Agreement shall be provided to the Servicer. The Subservicer shall simultaneously deliver to LBB copies of any reports that identify the amount of Advances made or the amount of recoveries received with respect to Advances made by LBB.

     (b) On a monthly basis the Servicer shall (i) verify that the Subservicer's reporting and remitting are mathematically accurate and are being performed in accordance with the terms of the Transfer and Servicing Agreement; (ii) verify that the custodial account reconciliations are being performed according to Uniform Single Attestation Program for Mortgage Bankers guidelines; and (iii) monitor the Delinquency Rate and identify any substantial increases or decreases on a monthly basis. The Servicer shall have the right to request and the Subservicer


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shall afford the Servicer reasonable access to any and all reports, information or on-site visits as the Servicer shall deem necessary to ensure that the Subservicer is servicing the Mortgage Loans in accordance with the terms of the Transfer and Servicing Agreement; provided that any such access shall be afforded only upon five Business Days' prior written notice (or without prior written notice in the event a Subservicer Event of Default or Subservicer Termination Event shall have occurred and be continuing) and during normal business hours at the office designated by the Subservicer. In addition, the Subservicer shall cooperate with any party exercising its audit rights with respect to the Servicer or the Subservicer provided under Section 10.9 of the Transfer and Servicing Agreement.

     The Servicer shall promptly notify LBB upon discovery of (i) any inaccuracy in the Subservicer's reports with respect to the amount of Advances made or the amount of recoveries received with respect to Advances made (including, without limitation, any recoveries or reimbursements pursuant to Section 7.1(c) of the Transfer and Servicing Agreement) and (ii) any information relating to the failure of the Subservicer to deposit all amounts required to be deposited into the Custodial Account, including any amounts payable as reimbursement of Advances.

     (c) On each Servicer Remittance Date, the Subservicer shall remit to the Servicer, without reduction for Compensating Interest or any other amounts, an amount equal to the applicable Ocwen Servicing Fee for the related Collection Period by wire transfer of immediately available funds to an account designated by the Servicer.

     (d) In the event that the Subservicer fails to make any payment or remittance required under the Transfer and Servicing Agreement by the date such payment or remittance was required to be made and the Servicer or Master Servicer makes such payment or remittance, the Subservicer shall pay to the Servicer or the Master Servicer, as applicable, the amount of such payment or remittance plus interest thereon at a per annum rate equal to the Prime Rate plus 3.0%, accruing from the date on which such payment or remittance was due to but not including the date of payment of such amount by the Subservicer.

     (e) The parties hereto agree and acknowledge, for the avoidance of doubt, that LBB is in no way responsible for the payment of any amounts owed by the Subservicer to the Servicer or the Master Servicer pursuant to Section 2(d) above or otherwise hereunder.

     Section 3. Representations and Warranties of the Subservicer and the Servicer.

     (a) The Subservicer represents and warrants to the Servicer that, as of the Closing Date:

          (i) the Subservicer is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the state of its incorporation and has, and had at all relevant times, full corporate power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Subservicer has all necessary licenses and is qualified to transact business (including, without limitation, the servicing of residential mortgage loans) in and is in good standing under the laws of each


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     state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Subservicer by any state having jurisdiction;

          (ii) the execution and delivery of this Agreement by the Subservicer and the performance by it of and compliance with the terms of this Agreement will not (A) violate the Subservicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Subservicer is a party or which may be applicable to the Subservicer or any of its assets or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such contract, agreement or other instrument;

          (iii) the Subservicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid, legal and binding obligation of the Subservicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Subservicer is not in violation of, and the execution and delivery of this Agreement by the Subservicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Subservicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

          (v) there are no actions or proceedings against, or investigations of, the Subservicer pending or, to the knowledge of the Subservicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Subservicer of any of its obligations under, or the validity or enforceability of, this Agreement;

          (vi) no consent, approval, authorization, license or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer of or compliance by the Subservicer with this Agreement, or if required,


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     such consent, approval, authorization, license or order has been obtained prior to the Closing Date;

          (vii) the Subservicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (viii) no consent, approval, authorization, license or order of any court or governmental agency or body is required for the execution, delivery and performance by the Subservicer of or compliance by the Subservicer with this Agreement, or if required, such consent, approval, authorization, license or order has been obtained prior to the Closing Date;

          (ix) the Subservicer has the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Subservicer is in good standing to service mortgage loans, and no event has occurred, including a change in insurance coverage, which would make the Subservicer unable to service the Mortgage Loans; and

          (x) any reports, statements, notifications or certificates provided by the Subservicer to the Servicer pursuant to this Agreement will be accurate in all material respects.

     (b) The Servicer represents and warrants to the Subservicer that, as of the Closing Date:

          (i) the Servicer is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and has, and had at all relevant times, full corporate power to service the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement. The Servicer has all necessary licenses and is qualified to transact business in and is in good standing under the laws of each state where any Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction;

          (ii) the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not (A) violate the Servicer's charter or by-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such contract, agreement or other instrument;

          (iii) the Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly


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     executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and the performance by it and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or any of its properties or materially and adversely affect the performance of any of its duties hereunder;

          (v) there are no actions or proceedings against, or investigations of, the Servicer pending or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of any of its obligations under, or the validity or enforceability of, this Agreement;

          (vi) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

          (vii) the Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (viii) no consent, approval, authorization, license or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such consent, approval, authorization, license or order has been obtained prior to the Closing Date; and

          (ix) the Servicer is an approved seller/servicer of residential mortgage loans of the same type as the Mortgage Loans, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans, and no event has occurred, including a change in insurance coverage, which would make the Servicer unable to service the Mortgage Loans.

     Section 4. Subservicing Compensation; Reimbursement.

     As compensation for servicing the Mortgage Loans subject to this Agreement, the Subservicer, subject to the provisions of the Transfer and Servicing Agreement, shall be entitled


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to retain from collections on the related Mortgage Loans or withdraw from the
Custodial Account an amount equal to the Aegis Subservicing Fee for each Mortgage Loan, provided that the aggregate Aegis Subservicing Fees with respect to any Distribution Date shall be reduced (up to a maximum equal to the aggregate Servicing Fees for such Distribution Date) by the amount of any Compensating Interest paid by the Subservicer with respect to such Distribution Date. The Subservicer shall be entitled to reimbursement (including with respect to Advances) to the same extent as the Servicer is entitled under the Transfer and Servicing Agreement.

     Additional subservicing compensation in the form of (i) all income and gain net of any losses realized from Eligible Investments and (ii) assumption fees, late payment charges, all ancillary income and other receipts not required to be deposited to the Custodial Account pursuant to Section 3.5 of the Transfer and Servicing Agreement (or otherwise remitted to any other account or party pursuant to the provisions of the Transfer and Servicing Agreement), excluding any Excess Proceeds and Prepayment Penalties, shall be retained by the Subservicer as additional servicing compensation.

     The Subservicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder to the extent such expenses do not constitute Advances or Nonrecoverable Advances and shall not be entitled to reimbursement therefor except as specifically provided for herein and in the Transfer and Servicing Agreement.

     Section 5. Deboarding Fees.

     In the event the Subservicer shall transfer servicing of the Mortgage Loans to the Servicer and the Servicer shall subsequently be terminated as servicer pursuant to Section 7.1(c) of the Transfer and Servicing Agreement, the Subservicer shall pay to the Servicer a deboarding fee equal to (i) $25 for any Mortgage Loan if such termination occurs during the first 12 months following such transfer of servicing to the Servicer, (ii) $15 if such termination is made during months 13 through 24 following such transfer and (iii) $0 if such termination is made after month 24 following such transfer.

     Section 6. Custodial Account.

     The Subservicer shall establish and maintain a Custodial Account in accordance with the provisions of Section 3.5 of the Transfer and Servicing Agreement.

     Section 7. Escrow Account.

     The Subservicer shall establish and maintain one or more Escrow Accounts in accordance with the provisions of Section 3.6 of the Transfer and Servicing Agreement.

     Section 8. Annual Statement as to Compliance

     No later than March 15 of each year, commencing in 2006, the Subservicer shall provide to the Servicer an annual statement of compliance substantially in the form required under Section 3.16 of the Transfer and Servicing Agreement and shall also provide to the Servicer an annual independent public accountants' servicing statement substantially in the form required


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under Section 3.18 of the Transfer and Servicing Agreement. The Subservicer
shall comply with Sections 3.18 and 7.3(d) of the Transfer and Servicing Agreement as if the Subservicer were the Servicer. In addition, no later than March 15 of each year, commencing in 2006, the Subservicer shall provide to the Servicer an officer's certificate substantially in the form of Exhibit P-1 to the Transfer and Servicing Agreement. The Subservicer shall indemnify and hold harmless the Servicer for any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other cost and expenses arising out of or based upon a breach of the Subservicer's obligations under this Section 8 and if indemnification is not available, the Subservicer agrees that it shall contribute to the amount paid or payable by the Servicer as a result of the losses, claims, damages or liabilities of the Servicer in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and the Subservicer on the other in connection with a breach of the Subservicer's obligations under this Section 8 or the Subservicer's negligence, bad faith or willful misconduct in connection therewith. The Subservicer shall promptly disclose to the Servicer all material deficiencies in connection with the Subservicer's performance of all its obligations under this Agreement, which obligation shall survive the transfer of servicing to the Servicer.

     Section 9. Indemnification

     The Subservicer agrees to indemnify and hold harmless the Servicer and each officer, director, agent, employee or affiliate of the Servicer from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer or any such other Person directly or indirectly resulting from (a) the Subservicer's failure to observe and perform any or all of Subservicer's duties, obligations, covenants and agreements contained in this Agreement; (b) a breach of any representation or warranty of the Subservicer set forth in this Agreement (exclusive of Section 8 of this Agreement); or (c) the Subservicer's failure to service the Mortgage Loans in strict compliance with the terms of the Transfer and Servicing Agreement and the Servicing Standard. The Subservicer immediately shall notify the Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans.

     The Servicer and the Subservicer hereby agree that the provisions of this
Section 9 shall survive the termination of this Agreement.

     Section 10. Limitation on Resignation of Subservicer.

     The Subservicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Subservicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Servicer. No such resignation shall become effective until the Servicer or a successor subservicer shall have assumed the Subservicer's responsibilities, duties, liabilities and obligations hereunder.

     Section 11. Termination; Notice from LBB Incontestable.

     The Servicer shall have the right, but not the obligation, to terminate all the rights and obligations of the Subservicer under this Agreement and in and to the servicing contract


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established hereby and the proceeds thereof if a Subservicer Event of Default or
Subservicer Termination Event shall have occurred. In addition, the obligations of the Subservicer under this Agreement shall terminate upon (a) the mutual agreement of the Servicer and Subservicer, (b) the resignation of the Subservicer pursuant to Section 10 hereof, (c) upon the termination of the Trust pursuant to the provisions of the Transfer and Servicing Agreement or (d) the occurrence of an Event of Default (as defined in the Subservicing Advance Agreement) under the Subservicing Advance Agreement.

     In the event that the Subservicer is terminated hereunder due to the occurrence of a Subservicer Event of Default or a Subservicer Termination Event, the Subservicer shall transfer servicing with respect to the Mortgage Loans to the Servicer or any successor subservicer in accordance with the Servicer's or such successor subservicer's servicing transfer procedures. The terminated Subservicer shall be entitled to reimbursement for unpaid Subservicing Fees and unreimbursed Advances in accordance with the provisions of Section 7.1 of the Transfer and Servicing Agreement as if the Subservicer were the "Servicer" and the Servicer were the "successor Servicer" thereunder; provided, however, that the terminated Subservicer shall provide the Servicer with documentation acceptable to the Servicer evidencing the Subservicer's right to reimbursement for any such outstanding amounts. The terminated Subservicer shall be responsible for all costs, fees and expenses incurred by the Servicer, the terminated Subservicer and any successor subservicer in connection with any such servicing transfer.

     In the event of such termination of the Subservicer, the Servicer shall direct the Administrator to remit, to the extent received by the Administrator, all amounts received in respect of reimbursement of Advances made while Aegis was the Subservicer to LBB, and the Servicer shall retain from collections or withdraw from the Custodial Account any such amounts and promptly remit such amounts to LBB.

     Any written notice from LBB to the Servicer to the effect that an Event of Default (as defined in the Subservicing Advance Agreement) on the part of the Subservicer under the Subservicing Advance Agreement has occurred shall be absolutely incontestable, immediately binding on the Servicer and the Subservicer and not have its effectiveness hindered or delayed due to any protest, contrary instruction or other communication from any Person (other than a duly authorized order from a court of competent jurisdiction).

     Section 12. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telecopier, telex or telegraph and confirmed by a similar mailed writing, as follows:

     (a)  If to the Servicer:

          Ocwen Loan Servicing, LLC
          1661 Worthington Road, Centrepark West
          Suite 100
          West Palm Beach, Florida 33409


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          Attention: Secretary (Aegis 2006-1)

     (b)  If to the Subservicer:

          Aegis Mortgage Corporation
          3250 Briarpark, Suite 400
          Houston, TX  77042
          Attention: Secondary Marketing (Aegis 2006-1)

          With a copy to:

          Aegis Mortgage Corporation
          3250 Briarpark, Suite 400
          Houston, TX  77042
          Attention: Mike Maloney

     Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

     Section 13. Severability of Provisions.

     Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     Section 14. GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15. Miscellaneous.

     (a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one


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and the same instrument. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     (b) This Agreement may not be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.

     (c) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 16. Relationship with Master Servicer

     The Subservicer acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer") has been appointed as the master servicer of the Mortgage Loans pursuant to the Transfer and Servicing Agreement and therefor has the right to enforce all obligations of the Servicer, as they relate to the Mortgage Loans, under the Transfer and Servicing Agreement. The Subservicer further acknowledges that pursuant to its role as master servicer under the Transfer and Servicing Agreement, the Master Servicer shall have the right to make inquiries into the servicing of the Mortgage Loans by the Subservicer and to conduct inspections of the Subservicer, its servicing facilities and personnel, and the Subservicer agrees to cooperate and communicate directly with, and to provide such information as may be reasonably requested by, the Master Servicer, necessary to resolve any questions, issues or concerns regarding the servicing and administration of the Mortgage Loans by the Subservicer.

     Section 17. Rights of the Master Servicer

     The Master Servicer is an intended third party beneficiary of Section 16 of this Agreement and shall have the right to enforce the obligations of the parties under such Section, including the right to enforce the obligations of the Subservicer hereunder to the extent of the obligations of the Servicer under the Transfer and Servicing Agreement.

     Section 18. Rights of LBB

     LBB is an intended third party beneficiary of the obligations of the Servicer under Sections 2(a), (b) and (e) and the third and fourth paragraphs of
Section 11 of this Agreement and shall have the right to enforce all such obligations as if LBB were a party hereto.

                                  * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       OCWEN LOAN SERVICING, LLC


                                       By: /s/ Richard Delgado
                                           -------------------------------------
                                           Name:  Richard Delgado
                                           Title: Authorized Representative


                                       AEGIS MORTGAGE CORPORATION


                                       By: /s/ Pat Walden
                                           -------------------------------------
                                           Name: Pat Walden
                                           Title: President Portfolio Management

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT A

                        TRANSFER AND SERVICING AGREEMENT


                                       A-1